EXHIBIT 99.1

News Release
For Immediate Release

CBOE HOLDINGS AND S&P DOW JONES INDICES EXTEND LICENSING AGREEMENT THROUGH 2033

CHICAGO, IL, NEW YORK, NY, AND BOCA RATON, FL -- March 13, 2013 -- CBOE Holdings, Inc. (NASDAQ: CBOE) and S&P Dow Jones Indices announced today that they have finalized an amendment to their license agreement that extends Chicago Board Options Exchange's (CBOE) exclusive rights to list security options contracts based on certain indices calculated and published by S&P Dow Jones Indices through 2032, and non-exclusive rights through 2033.
Pursuant to the amendment, CBOE will continue to have the rights to offer trading in the exchange's flagship S&P 500® index options contract (SPX) -- the most-active U.S index option -- which in 2012 averaged nearly 700,000 contracts traded daily.
"This year marks 30 years since CBOE introduced the world’s first index options contract and shortly thereafter partnered with S&P Dow Jones Indices to launch trading in S&P 500 index options. For the first time, investors could use index options to gain exposure to the broader stock market with a single transaction -- a groundbreaking concept that investors now take for granted,” CBOE Holdings Chairman and CEO William J. Brodsky said. "Our partnership with S&P Dow Jones Indices has deepened over the years, with new business opportunities we never dreamed of back in 1983, including creating new products, benchmarks, and strategy indexes. Thirty years after we completed our first agreement, we continue to enjoy a strong, mutually beneficial relationship.”

“The launch of S&P 500 index options 30 years ago, along with other index derivatives, marked a dramatic change in how investors could diversify their holdings and trade the large-cap segment of the U.S. stock market,” said Alexander Matturri, CEO of S&P Dow Jones Indices. “We are excited to extend our licensing agreement with our long-time exchange partner, CBOE, to list options on our growing family of leading stock market indices. Our partnership with CBOE over the last three decades has changed how investors measure and view the financial markets.”

"The extension of this contract is significant for CBOE Holdings and its stockholders and for S&P Dow Jones,” CBOE Holdings President and COO Edward T. Tilly, said. “S&P index options products and our highly successful VIX® complex, which uses S&P 500 options for index calculation, contribute substantially to our revenues. We are pleased that we will continue to partner with S&P Dow Jones Indices for many years to come to expand the use of CBOE’s S&P product line and to collaborate on new product opportunities."

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EXHIBIT 99.1

Under the agreement:

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CBOE has exclusive rights to use the S&P 500 and the S&P 100® to create exchange-traded standardized options on those indexes and on other derivative indexes. Currently, CBOE lists options on indexes related to the S&P 500, and lists benchmark and strategy indexes such as the CBOE S&P 500 BuyWrite Index, CBOE S&P 500 PutWrite Index and CBOE S&P 500 SKEW Index.

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CBOE grants S&P Dow Jones Indices the exclusive rights -- and shares revenues with S&P Dow Jones Indices -- to license third parties to use CBOE’s indexes, proprietary index methodologies, related marks and data, such as in connection with structured products based on the CBOE Volatility Index® (the VIX Index).

•	CBOE pays S&P Dow Jones Indices royalties on S&P 500 options and on CBOE Volatility Index options and futures, based on contracts traded.
Before the amendment, the license agreement between CBOE and S&P Dow Jones Indices was set to expire in 2022. Financial terms of the license are not public.
For more information, see the CBOE Holdings 8-K in the Investor Relations section of CBOE’s website at http://ir.cboe.com/. A handout related to the license renewal agreement with S&P Dow Jones Indices, provided at a press briefing held today at a Futures Industry Association conference, is available in the Investor Relations section of the website, as well, under Events and Presentations.

About CBOE Holdings
CBOE Holdings, Inc. (NASDAQ: CBOE) is the holding company for Chicago Board Options Exchange (CBOE), the CBOE Futures Exchange (CFE) and other subsidiaries. CBOE, the largest U.S. options exchange and creator of listed options, continues to set the bar for options and volatility trading through product innovation, trading technology and investor education. CBOE Holdings offers equity, index and ETP options, including proprietary products, such as S&P 500 options (SPX), the most active U.S. index option, and options and futures on the CBOE Volatility Index (the VIX Index). Other products engineered by CBOE include equity options, security index options, LEAPS options, FLEX options, and benchmark products such as the CBOE S&P 500 BuyWrite Index (BXM). CBOE Holdings is home to the world-renowned Options Institute and www.cboe.com, the go-to place for options and volatility trading resources. CBOE is regulated by the Securities and Exchange Commission (SEC), with all trades cleared by the OCC.

About S&P Dow Jones Indices
S&P Dow Jones Indices LLC, a subsidiary of The McGraw-Hill Companies, Inc. (NYSE: MHP), is the world’s largest, global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500ࣨ and the Dow Jones Industrial AverageSM, S&P Dow Jones Indices LLC has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. More assets are invested in products based upon our indices than any other provider in the world. With over 830,000 indices covering a wide range of asset classes across the globe, S&P Dow Jones Indices LLC defines the way investors measure and trade the markets. To learn more about our company, please visit www.spdji.com.

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Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”), a subsidiary of The McGraw-Hill Companies, Inc. Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed to S&P Dow Jones Indices LLC. It is not possible to invest directly in an index. S&P Dow Jones Indices LLC, Dow Jones, S&P and their respective affiliates (collectively “S&P Dow Jones Indices”) do not sponsor, endorse, sell, or promote any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index. This document does not constitute an offer of services in jurisdictions where S&P Dow Jones Indices does not have the necessary licenses. S&P Dow Jones Indices receives compensation in connection with licensing its indices to third parties.

Forward-Looking Statements
This press release may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those statements that reflect our expectations, assumptions or projections about the future and involve a number of risks and uncertainties. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause actual results to differ materially from that expressed or implied by the forward-looking statements, including: the loss of our right to exclusively list certain index option products; increasing price competition in our industry; compliance with legal and regulatory obligations; decreases in the amount of trading volumes or a shift in the mix of products traded on our exchanges; legislative or regulatory changes; increasing competition by foreign and domestic entities; economic, political and market conditions; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to maintain access fee revenues; our ability to accommodate trading volume and order transaction traffic; our ability to protect our systems and communication networks from security risks, including cyber-attacks; our ability to attract and retain skilled management and other personnel; our ability to maintain our growth effectively; our dependence on third party service providers; and the ability of our compliance and risk management methods to effectively monitor and manage our risks. More detailed information about factors that may affect our performance may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings made from time to time with the SEC.

CBOE®, Chicago Board Options Exchange®, CFE®, FLEX®, LEAPS®, CBOE Volatility Index® and VIX® are registered trademarks, and BuyWriteSM, BXMSM, CBOE Futures ExchangeSM, PutWriteSM, SKEWSM, SPXSM and The Options Institute are service marks of Chicago Board Options Exchange, Incorporated (CBOE). Standard & Poor's® , S&P®, S&P 100® and S&P 500® are registered trademarks of Standard & Poor's Financial Services, LLC and have been licensed for use by CBOE. All other trademarks and service marks are the property of their respective owners.

STANDARD & POOR’S and S&P are registered trademarks of Standard & Poor’s Financial Services LLC. “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (”Dow Jones”).

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Media Contacts:			Investor Relations Contact:
CBOE Holdings	CBOE Holdings	S&P Dow Jones Indices	CBOE Holdings
Gail Osten	Gary Compton	David Guarino	Debbie Koopman
312-786-7123	312-786-7612	(212) 438-1471	312-786-7136
osten@cboe.com	comptong@cboe.com	dave_guarino@spdji.com	Koopman@cboe.com

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